UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: January 5, 2010
(Date of earliest event reported)
Energy, Inc.
(Exact name of registrant as specified in its charter)

Montana (State or other jurisdiction of incorporation)	0-14183 (Commission File Number)	81-0141785 (I.R.S. Employer Identification No.)

1 First Avenue South, Great Falls, Montana (Address of principal executive offices)	59401 (Zip Code)
(406) 791-7500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.3
EX-2.4
EX-2.5
EX-2.6
EX-10.1
EX-10.2
EX-10.3
EX-10.5(a)
EX-10.5(b)
EX-10.20
EX-10.21
EX-10.22
EX-10.23
EX-10.24(a)
EX-10.24(b)
EX-10.24(c)
EX-10.25
EX-10.26
EX-10.27
EX-10.28(a)
EX-10.28(b)
EX-10.29
EX-10.30
EX-10.31
EX-10.32(a)
EX-10.32(b)
EX-10.32(c)
EX-10.33
EX-10.34
EX-10.35
EX-10.36
EX-10.37
EX-10.38
EX-10.39
EX-10.40
EX-10.41
EX-10.42
EX-10.43
EX-10.44
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
The disclosure under Item 2.01 of this current report on Form 8-K is also responsive to Item 1.01 and is incorporated in this Item 1.01 by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets
Acquisition of the Ohio Gas Utilities by Mergers
On January 5, 2010, Energy, Inc. (“Energy, Inc.,” “we” or “our”) completed the acquisition of Lightning Pipeline Company, Inc. (“Lightning Pipeline”), Great Plains Natural Gas Company (“Great Plains”), Brainard Gas Corp. (“BGC”) and Great Plains Land Development Co., LTD. (“GPL,” and collectively with Lightning Pipeline, Great Plains and BGC, the “Ohio Companies” and each an “Ohio Company”). Lightning Pipeline is the parent company of Orwell Natural Gas Company (“Orwell”) and Great Plains is the parent company of Northeast Ohio Natural Gas Corp. (“NEO”). Orwell, NEO and BGC are natural gas distribution companies that serve approximately 23,131 customers in Northeastern Ohio and Western Pennsylvania. The acquisition increased Energy, Inc.’s customers by more than 50%. GPL is a real estate holding company whose primary asset is real estate that is leased to NEO.
As previously reported in our Form 8-K filed on July 2, 2009 with the SEC, Energy West, Incorporated, now a wholly-owned subsidiary of Energy, Inc. (“Energy West”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) on June 29, 2009 with Richard M. Osborne, as Trustee of the Richard M. Osborne Trust (the “RMO Trust”), Rebecca Howell, Stephen M. Rigo, Marty Whelan, and Thomas J. Smith (Messrs. Osborne, Rigo, Whelan and Smith and Ms. Howell (hereinafter collectively referred to as “Shareholders”), Lightning Pipeline, Great Plains, BGC and three to-be-formed wholly-owned Ohio subsidiary corporations of Energy West. On June 29, 2009, Energy West also entered into an Agreement and Plan of Merger (together with the Merger Agreement, the “Merger Agreements”) with GPL, the RMO Trust and a fourth to-be-formed Ohio acquisition subsidiary (each acquisition subsidiary hereinafter referred to as an “Acquisition Sub” and collectively, as the “Acquisition Subs”) of Energy West. Mr. Osborne is our chairman of the board and chief executive officer, Mr. Smith is a director and our chief financial officer, and Ms. Howell is our corporate secretary.
As previously reported in our Form 8-K filed on August 4, 2009 with the SEC, we completed on August 3, 2009 a reorganization to implement a holding company structure. Energy, Inc., as the new holding company, became the successor issuer to Energy West, which is now a subsidiary of Energy, Inc., and Energy West assigned its rights under the Merger Agreements to Energy, Inc.
Pursuant to the terms of the Merger Agreements, on January 5, 2010, four separate mergers occurred whereby an Acquisition Sub of Energy, Inc. merged with and into each Ohio Company. The Ohio Companies survived the mergers, becoming four separate wholly-owned subsidiaries of Energy, Inc. The transactions contemplated by the Merger Agreements are referred to herein as the “Merger Transaction.”

The final aggregate purchase price for the Ohio Companies was $37.9 million, which consisted of approximately $20.8 million in debt of the Ohio Companies’ with the remainder of the purchase price paid in unregistered shares of common stock of Energy, Inc. The requisite public utility regulatory approvals were received. The issuance of the Shares as merger consideration was approved by the holders of our common stock at our annual meeting of stockholders on November 13, 2009.
Merger Consideration — Issuance of Shares
In accordance with the Merger Agreements, on January 5, 2010, the shares of common stock of Lightning Pipeline, Great Plains and BGC and the membership units of GPL were converted into the right to receive unregistered shares of common stock of Energy, Inc. (the “Shares”) in accordance with the following calculation:
The total number of Shares the Shareholders received equaled the total of $34,304,000 plus $3,565,339 (which was the number of additional active customers of the Ohio Companies in excess of 20,900 at closing (23,131-20,900=2,231) multiplied by $1,598.09), less $20,796,254 (which was the debt of the Ohio Companies at closing), divided by $10.
Based on this calculation, we issued 1,707,308 Shares in the aggregate. We issued Mr. Osborne, as trustee, 1,565,701 Shares, Mr. Smith 73,244 Shares and Ms. Howell 17,532 Shares. After the closing of the Merger Transaction on January 5, 2010, Mr. Osborne owns 2,487,972 Shares, or 41.0% of Energy, Inc., Mr. Smith owns 86,744 Shares, or 1.4% of Energy, Inc. and Ms. Howell owns 19,532 Shares, or less than 1% of Energy, Inc.
There were no underwriting discounts or commissions in connection with the issuance, as no underwriters were used to facilitate the Merger Transaction. The Shares were not registered under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption from registration provided by Section 4(2) of the Act.
New Credit Facilities and Guaranties
The remainder of the $37.9 million purchase price consisted of $20.8 million of debt of the Ohio Companies that was amended in connection with the Merger Transaction and is now also guaranteed by Energy, Inc. The debt agreements of the Ohio Companies were amended to:
•	obtain the approval and consent of the lenders for the Merger Transaction,

•	obtain waivers from the lenders regarding any defaults caused by judgments entered against Mr. Osborne with respect to debt obligations unrelated to the Ohio Companies, and

•	remove any cross-defaults existing previously, where the cross-defaults solely related to Mr. Osborne, individually and as trustee, ONG (as defined below) and Lightning II (as defined below), to ensure that the actions of Mr. Osborne, ONG and Lightning II could not trigger any events of defaults under the debt agreements after the Merger Transaction.
BGC had a term note with First Merit Bank with an outstanding balance of $80,591 which was fully repaid on December 31, 2009, prior to the closing of the Merger Transaction.

Citizens Bank Credit Facilities
Great Plains, GPL and NEO entered into modifications/amendments to each of their respective credit facilities with Citizens Bank, N.A. effective December 1, 2009 (the “Citizens Credit Facilities”). The Citizens Credit Facilities consist of:
•	a revolving line of credit for NEO with a maximum credit commitment of $2.1 million and a maturity of 364 days (the “Revolving Credit Line”),

•	a $7.8 million term loan to NEO,

•	a $2.4 million term loan to Great Plains, and

•	a $823,000 term loan to GPL (collectively, the “Citizens Term Notes”).
Each Citizens Term Note has a maturity date of July 1, 2013. The Revolving Line of Credit and the Citizens Term Notes bear interest at an annual rate of 30-day LIBOR (Eurodollar) plus 400 basis points with an interest rate floor of 5.00% per annum. Currently, the interest rate is 5.00% per annum. The Revolving Credit Line requires monthly interest payments with the principal due at maturity. The Citizens Term Notes require monthly payments of approximately $63,000 in the aggregate.
The Citizens Credit Facilities require Great Plains, GPL and NEO to maintain a debt service coverage ratio of at least 1.25 to 1.0 measured quarterly on a rolling four quarter basis. The Citizens Credit Facilities also require Great Plains, GPL and NEO to maintain a minimum net worth, on a combined basis, equal to the sum of $1,815,000 plus 100% of net income less the pro-rata share of any dividend paid to Energy, Inc., measured on a quarterly basis beginning with the quarter ended December 31, 2009. The Citizens Credit Facilities allow the Ohio Companies a party thereto to pay dividends to Energy, Inc. if NEO, Great Plains and GPL’s net worth (as defined in the Citizens Credit Facilities) after payment of any dividend would not be less than $1,815,000 on a consolidated basis as positively increased by 100% of net income as of the end of each fiscal quarter and fiscal year. At December 31, 2009, $2.1 million has been borrowed under the Revolving Line of Credit, $7.1 million under the NEO term loan, $2.4 million under the Great Plains term loan and $813,000 under the GPL term loan.
Energy, Inc. provided a guaranty for the Citizens Credit Facilities. Continuing previously provided guaranties, Mr. Osborne, both individually and as trustee of the RMO Trust, guarantees the Citizens Credit Facilities, and Great Plains guarantees the Revolving Line of Credit and Citizens Term Note of NEO and the Citizens Term Note of GPL.
Huntington Bank Credit Facility
On December 31, 2009, Orwell entered into an amended and restated short-term credit facility with The Huntington National Bank (the “Huntington Credit Facility,” and together with the Citizens Credit Facilities, the “Credit Facilities”). The Huntington Credit Facility amends and restates the previous credit facility that matured on November 30, 2009. The Huntington Credit Facility consists of a $1.5 million line of credit (the “Orwell Credit Line”) and a $4.6 million term note (the “Orwell Term Note”). Each of the Orwell Credit Line and the Orwell Term Note matures on November 29, 2010 and bears interest at an annual rate of 30-day LIBOR (Eurodollar) plus 300 basis points with LIBOR floor of 1.00% per annum. Currently, the interest rate is 4.00% per annum. The Orwell Credit Line requires monthly interest payments with the principal due at maturity. The Orwell Term Note requires monthly payments of approximately $35,000.
The Huntington Credit Facility requires Orwell to maintain a fixed charge coverage ratio of at least 1 to 1 of EBITDA to the sum of (i) scheduled principal payments on debt and capital leases,

plus (ii) interest expense, plus (iii) federal, state and local income tax expense, plus (iv) dividends and distributions, measured on a rolling four quarter basis. The Huntington Credit Facility allows Orwell to pay dividends to Energy, Inc. as long as the aggregate amount of all dividends, distributions, redemptions and repurchases in any fiscal year does not exceed 60% of net income (as defined in the Huntington Credit Facility) of Orwell for each fiscal year. At December 31, 2009, $1.5 million has been borrowed under the Orwell Line of Credit and $4.3 million under the Orwell Term Note. An additional $0.5 million line of credit with Huntington, with approximately $306,000 outstanding, was fully repaid on December 31, 2009, prior to the closing of the Merger Transaction. The Huntington Credit Facility is also secured by a pledge of $3.0 million in market value of Energy, Inc. stock by the RMO Trust.
Energy, Inc. will provide a guaranty of the Huntington Credit Facility (together with Energy, Inc.’s guaranties of the Citizens Credit Facilities, the “Guaranties”). Continuing previously provided guaranties as amended and restated, the Huntington Credit Facility is also guaranteed by Lightning, as well as by Mr. Osborne and Lightning Pipeline Company II, Inc. (“Lightning II”) and ONG Marketing, Inc. (“ONG”), which are owned and controlled by Mr. Osborne.
In addition to the financial covenants described above, each of the Credit Facilities contains customary loan covenants and default provisions that, if triggered, would cause the acceleration of debt incurred under the Credit Facilities. Each of the Credit Facilities is collateralized by a security interest in the cash, accounts receivable, inventory and certain intangible assets of the Ohio Company as borrower to the respective Credit Facility. Each of the Energy, Inc. Guaranties of the Credit Facilities was approved by our board of directors.
Promissory Notes from Richard M. Osborne and RMO Trust
Mr. Osborne as trustee of the RMO Trust loaned $4.1 million to Lightning Pipeline, and in accordance with the Merger Agreement converted approximately $1.7 million of that loan into equity in Lightning Pipeline prior to closing of the Merger Transaction. The loan was evidenced by a demand promissory note dated December 1, 2008. Prior to closing of the Merger Transaction, this original promissory note was cancelled and replaced with an amended and restated promissory note, dated January 3, 2010, in the original principal amount of approximately $2,051,969 (the “RMO Amended Note”). The RMO Amended Note bears interest at 6.00% per annum and matures on January 3, 2014. The RMO Amended Note is interest only, payable monthly, but Lightning Pipeline may elect to accrue the interest until maturity. The principal is due at maturity. However, Mr. Osborne has the right to accelerate the RMO Amended Note on 30 days written notice to Lightning Pipeline.
In addition, BGC has an outstanding loan from Mr. Osborne in the amount of $49,361 as of December 31, 2009, which is evidenced by a demand cognovit note, dated August 6, 2008. The note bears interest at prime rate which is currently 3.25%, Principal and interest are due on demand with 10 days notice.
Related Parties and Related Transactions
In addition to the promissory notes from Mr. Osborne mentioned above, Orwell, NEO and BGC are parties to various agreements (i.e., leases, gas sales, transportation, delivery, metering service, asset management, etc.) with companies owned or controlled by Mr. Osborne. These agreements were reviewed and discussed by a special committee of our board of directors and were approved by our board of directors. These affiliate agreements are as follows:

•	Lease Agreements — Four triple net lease agreements for leased spaces in Mentor, Ohio and Orwell, Ohio. Each lease agreement was effective on July 1, 2008 and has a term of 15 years. Net rent for all four leased properties totals $156,000 per year subject to adjustment every five years for the consumer price index.

•	Pipeline Lease Agreement — An agreement for use of natural gas pipelines in Trumbull, Geauga and Ashtabula counties, Ohio. Rent is $1,100 per month for 15 years beginning January 1, 2001. Orwell has a secured interest in the pipeline.

•	Appointment of Natural Gas Agent — An agreement dated January 3, 2010, whereby NEO, Orwell and BGC appointed John D. Oil and Gas Marketing Company, LLC, an entity owned and controlled by Mr. Osborne (“JDO Marketing”), as its agent for procuring supplies of natural gas at a fee of $00.15/dekatherm.

•	Gas Sales Agreements — Three agreements for the exclusive supply and delivery of natural gas by JDO Marketing to NEO, Orwell and BGC. These agreements have current terms of 15 years beginning July 1, 2008. Gas purchases for 2008 for all three agreements totaled $25.8 million.

•	Asset Management Agreements — Two agreements whereby JDO Marketing would manage supplies of natural gas for each of NEO and Orwell that are purchased under the terms of the aforementioned Gas Sales Agreements.

•	Operating Agreement — Orwell has an operating agreement with an affiliated party to operate a pipeline for a monthly fee of $2,500. The terms of the contract continues year to year unless cancelled by either party with 30 days written notice.

•	Natural Gas Transportation Agreements — Two agreements for Orwell and BGC for the utilization of a pipeline for transportation of natural gas within Northeastern Ohio. These agreements have current terms of 15 years beginning July 1, 2008. The price on the first pipeline is a commodity rate of $0.95 per Mcf plus shrinkage. The price on the second pipeline is a commodity rate of $0.50 per Mcf plus shrinkage. Additional treating fees may be applied at $0.25 per Mcf. The agreement with Orwell is on an exclusive basis where the agreement with BGC is for back-up purposes only and as needed. Transportation services for 2008 for these agreements totaled approximately $358,000.

•	Electronic Metering Service and Operation Agreements — Four agreements (two for Orwell, one for NEO and one for BGC) for the establishment, maintenance and operation of electronic metering points for the transportation of natural gas. Each agreement has a term of three years from the date of the installation of the electronic metering equipment and thereafter for successive one year terms until terminated. Each agreement provides for the payment of $125.00 per location per month as a fee for the operating and general maintenance of the gas metering and communication equipment.

•	Amended and Restated Promissory Note, dated January 3, 2010, to Richard M. Osborne Trust from Lightning Pipeline for $2.1 million.

•	Demand Promissory Note, to Richard M. Osborne from BGC in the amount of $49,361.

(The affiliate agreements described above will hereinafter be referred to as the “Related Party Agreements.”)
We believe that the terms of the Related Party Agreements are at least as favorable as those which could have obtained from unrelated parties.
* * *
The foregoing descriptions of the Merger Agreements, including the assignment and assumption agreements and the first amendments to the Merger Agreements, the Credit Facilities, the Guaranties, the guaranties by Mr. Osborne, the RMO Trust, ONG and Lightning II, and the Related Party Agreements are not complete and are qualified in their entirety to the full and complete terms of such agreements, which are incorporated herein by reference, and are either attached as Exhibits to this current report on Form 8-K or are incorporated by reference to this current report. The Merger Agreements, the assignment and assumption agreements, and the amendments to the Mergers Agreements are Exhibits 2.1, 2.2, 2.3, 2.4, 2.5 and 2.6, respectively. The Related Party Agreements are Exhibits 10.1 through 10.19. Agreements pertaining to the Citizens Credit Facilities, including Guaranties, are Exhibits 10.20 through 10.38. Agreements pertaining to the Huntington Credit Facility, including Energy, Inc.’s Guaranty, are Exhibits 10.39 through 10.46.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The disclosure under Item 2.01 under the heading “New Credit Facilities and Guaranties” of this current report on Form 8-K is also responsive to Item 2.03 and is incorporated in this Item 2.03 by reference.
Item 3.02 Unregistered Sales of Equity Securities
The disclosure under Item 2.01 under the heading “Merger Consideration — Issuance of Shares” of this current report on Form 8-K is also responsive to Item 3.02 and is incorporated in this Item 3.02 by reference.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
The financial statements required by this item will be filed by amendment to this current report on Form 8-K no later than 71 days after the date on which this current report on Form 8-K is required to be filed.
     (b) Pro Forma Financial Information.
The pro forma financial information required by this item will be filed by amendment to this current report on Form 8-K no later than 71 days after the date on which this current report on Form 8-K is required to be filed.

     (d) Exhibits.
Merger Agreements

2.1		Agreement and Plan of Merger, dated June 29, 2009, by and among Energy West, Incorporated, Various Acquisition Subsidiaries, Lightning Pipeline Co., Inc., Great Plains Natural Gas Company, Brainard Gas Corp., Richard M. Osborne, Trustee, Rebecca Howell, Stephen G. Rigo, Marty Whelan and Thomas J. Smith (Incorporated by reference to Exhibit 10.2 to Energy, Inc.’s current report on Form 8-K dated June 26, 2009 as filed with the Securities and Exchange Commission.)

2.2		Agreement and Plan of Merger, dated June 29, 2009, by and among Energy West, Incorporated, an Acquisition Subsidiary, Great Plains Land Development Company, LTD. and Richard M. Osborne, Trustee (Incorporated by reference to Exhibit 10.3 to Energy, Inc.’s current report on Form 8-K as filed July 2, 2009 with the Securities and Exchange Commission.)

2.3	*	Assignment and Assumption Agreement, dated December 30, 2009, by and between Energy West, Incorporated and Energy, Inc.

2.4	*	Assignment and Assumption Agreement, dated December 30, 2009, by and between Energy West, Incorporated and Energy, Inc.

2.5	*	First Amendment to Agreement and Plan of Merger, dated as of January 5, 2010, by and among Richard M. Osborne, Trustee, Rebecca Howell, Stephen G. Rigo, Marty Whelan and Thomas J. Smith, Lightning Pipeline Co., Inc., Great Plains Natural Gas Company, and Brainard Gas Corp., Lightning Pipeline Acquisition Inc., Great Plains Acquisition Inc. and Brainard Acquisition Inc. and Energy, Inc.

2.6	*	First Amendment to Agreement and Plan of Merger, dated as of January 5, 2010, by and among Richard M. Osborne, Trustee, Great Plains Land Development Company, LTD. and GPL Acquisition LLC and Energy, Inc.
Related-Party Agreements
(Exhibits 10.1 through 10.19)

10.1	*	Asset Management Agreement, dated January 3, 2010, by and between Orwell Natural Gas Company and John D. Oil and Gas Marketing Company, LLC.

10.2	*	Asset Management Agreement, dated January 3, 2010, by and between Northeast Ohio Natural Gas and John D. Oil and Gas Marketing

Company, LLC.

10.3	*	Appointment of Natural Gas Agent, dated January 3, 2010, by and between Northeast Ohio Natural Gas Company, Orwell Natural Gas Company, Brainard Gas Corporation and John D. Oil and Gas Marketing Company, LLC.

10.4		Demand Promissory Note, dated December 1, 2008, to Richard M. Osborne, Trustee from Lightning Pipeline Company, Inc. (Incorporated by reference to Exhibit 10.8 to Energy, Inc.’s current report on Form 8-K as filed July 2, 2009 with the Securities and Exchange Commission.)

10.5(a)	*	Amended and Restated Promissory Note, dated January 3, 2010, to Richard M. Osborne, Trustee from Lightning Pipeline Company, Inc.

10.5(b)	*	Demand Cognovit Note, dated August 6, 2008, to Richard M. Osborne from Brainard Gas Corp.

10.6		Gas Sales Agreement dated as of July 1, 2008 between John D. Oil & Gas Marketing Co., LLC, Northeast Ohio Natural Gas Corp., Orwell Natural Gas Company and Brainard Gas Corp., (Incorporated by reference to Exhibit 10.25 to the Registrant’s Annual Report on 10-K for the year ended June 30, 2008 as filed September 30, 2008 with the Securities and Exchange Commission.)

10.7		Electronic Metering Service and Operation Agreement, as of April 15, 2009, by and between Orwell Trumbull Pipeline, LTD. and Orwell Natural Gas Co. (Incorporated by reference to Exhibit 10.4 to Energy, Inc.’s current report on Form 8-K as filed July 2, 2009 with the Securities and Exchange Commission.)

10.8		Electronic Metering Service and Operation Agreement, as of April 15, 2009, by and between COBRA Pipeline Company, LTD. and Brainard Gas Corporation (Incorporated by reference to Exhibit 10.5 to Energy, Inc.’s current report on Form 8-K as filed July 2, 2009 with the Securities and Exchange Commission).

10.9		Electronic Metering Service and Operation Agreement, as of April 15, 2009, by and between COBRA Pipeline Company, LTD. and Northeast Ohio Natural Gas Corporation (Incorporated by reference to Exhibit 10.6 to Energy, Inc.’s current report on Form 8-K as filed July 2, 2009 with the Securities and Exchange Commission).

10.10		Electronic Metering Service and Operation Agreement, as of April 15, 2009, by and between COBRA Pipeline Company, LTD. and Orwell Natural Gas Co. (Incorporated by reference to Exhibit 10.7 to Energy, Inc.’s current report on Form 8-K as filed July 2, 2009 with the Securities and Exchange Commission).

10.11		Natural Gas Transportation Service Agreement dated as of July 1, 2008 between Orwell-Trumbull Pipeline Co., LLC, Orwell Natural Gas Company and Brainard Gas Corp. (Filed as Exhibit 10.26 to the Registrant’s Annual Report on 10-K for the year ended June 30, 2008 as filed September 30, 2008 with the Securities and Exchange Commission and incorporated herein by reference.)

10.12	Transportation Service Agreement dated as of July 1, 2008 between Cobra Pipeline Co., Ltd., Northeast Ohio Natural Gas Company, Orwell Natural Gas Company and Brainard Gas Corp. (Filed as Exhibit 10.27 to the Registrant’s Annual Report on 10-K for the year ended June 30, 2008 as filed September 30, 2008 with the Securities and Exchange Commission and incorporated herein by reference.)

10.13	First Amendment dated July 1, 2008 to the Orwell-Trumbull Pipeline Co., LLC Operations Agreement between Orwell Natural Gas Company and Orwell-Trumbull Pipeline Co., LLC. (Filed as Exhibit 10.28 to the Registrant’s Annual Report on 10-K for the year ended June 30, 2008 as filed September 30, 2008 with the Securities and Exchange Commission and incorporated herein by reference.)

10.14	Orwell-Trumbull Pipeline Co., LLC Operations Agreement dated January 1, 2008 between Orwell Natural Gas Company and Orwell-Trumbull Pipeline Co., LLC (Incorporated herein by reference to Exhibit 10.29 to the Registrant’s Annual Report on 10-K for the year ended June 30, 2008 as filed September 30, 2008 with the Securities and Exchange Commission).

10.15	Triple Net Lease Agreement dated as of July 1, 2008 between Station Street Partners, LLC and Orwell Natural Gas Company. (Filed as Exhibit 10.30 to the Registrant’s Annual Report on 10-K for the year ended June 30, 2008 as filed September 30, 2008 with the Securities and Exchange Commission and incorporated herein by reference.)

10.17	Triple Net Lease Agreement dated as of July 1, 2008 between OsAir, Inc. and Orwell Natural Gas Company. (Filed as Exhibit 10.31 to the Registrant’s Annual Report on 10-K for the year ended June 30, 2008 as filed September 30, 2008 with the Securities and Exchange Commission and incorporated herein by reference.)

10.18	Triple Net Lease Agreement dated as of July 1, 2008 between Richard M. Osborne, Trustee and Orwell Natural Gas Company. (Filed as Exhibit 10.32 to the Registrant’s Annual Report on 10-K for the year ended June 30, 2008 as filed September 30, 2008 with the Securities and Exchange Commission and incorporated herein by reference.)

10.19	Triple Net Lease Agreement dated as of July 1, 2008 between OsAir, Inc. and Northeast Ohio Natural Gas Company. (Filed as Exhibit 10.33 to the Registrant’s Annual Report on 10-K for the year ended June 30, 2008 as filed September 30, 2008 with the Securities and Exchange Commission and incorporated herein by reference.)

Citizens Bank Agreements
(Exhibits 10.20 through 10.38)

10.20	*	Credit Agreement, dated July 3, 2008, by and between Northeast Ohio Natural Gas Corp., as borrower and Citizens Bank, as lender.

10.21	*	Revolving Note, dated July 3, 2008, by Northeast Ohio Natural Gas Corp., as maker, to Citizens Bank, as holder.

10.22	*	Term Note, dated July 3, 2008, by Northeast Ohio Natural Gas Corp., as maker, to Citizens Bank, as holder.

10.23	*	Security Agreement, dated July 3, 2008, by Northeast Ohio Natural Gas Corp. in favor of Citizens Bank.

10.24	(a)*	Guaranty, dated July 3, 2008, by Great Plains Natural Gas Company in favor of Citizens Bank with respect to Northeast Ohio Natural Gas Corp. as borrower.

10.24	(b)*	Guaranty, dated July 3, 2008, by Richard M. Osborne, individually, in favor of Citizens Bank with respect to Northeast Ohio Natural Gas Corp. as borrower.

10.24	(c)*	Guaranty, dated July 3, 2008, by Richard M. Osborne, Trustee UTA January 13, 1995, in favor of Citizens Bank with respect to Northeast Ohio Natural Gas Corp. as borrower.

10.25	*	Credit Agreement, dated July 3, 2008, by and between Great Plains Natural Gas Company, as borrower, and Citizens Bank, as lender.

10.26	*	Term Note, dated July 3, 2008, by Great Plains Natural Gas Company, as maker, to Citizens Bank, as holder.

10.27	*	Security Agreement, dated July 3, 2008, by Great Plains Natural Gas Company in favor of Citizens Bank.

10.28	(a)*	Guaranty, dated July 3, 2008, by Richard M. Osborne, individually, in favor of Citizens Bank with respect to Great Plains Natural Gas Company as borrower.

10.28	(b)*	Guaranty, dated July 3, 2008, by Richard M. Osborne, Trustee UTA January 13, 1995, in favor of Citizens Bank with respect to Great Plains Natural Gas Company as borrower.

10.29	*	Credit Agreement, dated July 3, 2008, by and between Great Plains Land Development Co., LTD., as borrower and Citizens Bank, N.A., as lender.

10.30	*	Term Note, dated July 3, 2008, by Great Plains Land Development Co., LTD., as maker, to Citizens Bank, N.A. as holder.

10.31	*	Security Agreement, dated July 3, 2008, by Great Plains Land

Development Co., LTD. in favor of Citizens Bank.

10.32	(a)*	Guaranty, dated July 3, 2008, by Great Plains Natural Gas Company in favor of Citizens Bank with respect to Great Plains Land Development Co., LTD. as borrower.

10.32	(b)*	Guaranty, dated July 3, 2008, by Richard M. Osborne, individually, in favor of Citizens Bank with respect to Great Plains Land Development Co., LTD. as borrower.

10.32	(c)*	Guaranty, dated July 3, 2008, by Richard M. Osborne, Trustee UTA January 13, 1995, in favor of Citizens Bank with respect to Great Plains Land Development Co., LTD. as borrower.

10.33	*	Loan Modification Agreement, effective as of December 1, 2009, by and among Northeast Ohio Natural Gas Corp., as borrower, and Richard M. Osborne, individually, Richard M. Osborne, Trustee UTA January 13, 1995, and Great Plains Natural Gas Company, each as guarantors, and Citizens Bank.

10.34	*	Loan Modification Agreement, effective as of December 1, 2009, by and among Great Plains Natural Gas Company, as borrower, and Richard M. Osborne, individually, and Richard M. Osborne, Trustee UTA January 13, 1995, each as guarantors, and Citizens Bank.

10.35	*	Loan Modification Agreement, effective as of December 1, 2009, by and among Great Plains Land Development Co., LTD., as borrower, and Richard M. Osborne, individually, Richard M. Osborne, Trustee UTA January 13, 1995, and Great Plains Natural Gas Company, each as guarantors, and Citizens Bank.

10.36	*	Guaranty, dated January 5, 2010, by Energy, Inc. in favor of Citizens Bank with respect to Northeast Ohio Natural Gas Corp. as borrower.

10.37	*	Guaranty, dated January 5, 2010, by Energy, Inc. in favor of Citizens Bank with respect to Great Plains Natural Gas Company as borrower.

10.38	*	Guaranty, dated January 5, 2010, by Energy, Inc. in favor of Citizens Bank with respect to Great Plains Land Development Co., LTD. as borrower.
Huntington National Bank Agreements
(Exhibits 10.39 through 10.46)

10.39	*	Amended and Restated Loan Agreement, dated December 31, 2009, by and among Orwell Natural Gas Company, as borrower, and ONG Marketing, Inc., Lightning Pipeline Company, Inc., Lightning Pipeline Company II, Inc., and Richard M. Osborne, individually, as guarantors, and The Huntington National Bank, N.A., as lender.

10.40	*	Amended and Restated Security Agreement, dated December 31, 2009,

by Orwell Natural Gas Company in favor of The Huntington National Bank, N.A.

10.41	*	Note Modification Agreement (Line of Credit Note), dated December 31, 2009, by and between Orwell Natural Gas Company as borrower and The Huntington National Bank, N.A., as lender.

10.42	*	Note Modification Agreement (Term Note), dated December 31, 2009, by and between Orwell Natural Gas Company as borrower and The Huntington National Bank, N.A., as lender.

10.43	*	Amended and Restated Continuing Agreement of Guaranty and Suretyship, dated December 31, 2009, by ONG Marketing, Inc., Lightning Pipeline Company, Inc., Lightning Pipeline Company II, Inc., Richard M. Osborne, individually, as guarantors, in favor of The Huntington National Bank, N.A.

10.44	*	Form of Continuing Agreement of Guaranty and Suretyship, dated January ___, 2010, by Energy, Inc. in favor of The Huntington National Bank, N.A.
Miscellaneous

99.1	*	Press Release dated January 5, 2010

*	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy, Inc.
By:	/s/ Kevin J. Degenstein
	Name:	Kevin J. Degenstein
	Title:	President and Chief Operating Officer

Dated: January 11, 2010

EXHIBIT INDEX

Exhibit Number		Description

Merger Agreements

2.1		Agreement and Plan of Merger, dated June 29, 2009, by and among Energy West, Incorporated, Various Acquisition Subsidiaries, Lightning Pipeline Co., Inc., Great Plains Natural Gas Company, Brainard Gas Corp., Richard M. Osborne, Trustee, Rebecca Howell, Stephen G. Rigo, Marty Whelan and Thomas J. Smith (Incorporated by reference to Exhibit 10.2 to Energy, Inc.’s current report on Form 8-K dated June 26, 2009 as filed with the Securities and Exchange Commission.)

2.2		Agreement and Plan of Merger, dated June 29, 2009, by and among Energy West, Incorporated, an Acquisition Subsidiary, Great Plains Land Development Company, LTD. and Richard M. Osborne, Trustee (Incorporated by reference to Exhibit 10.3 to Energy, Inc.’s current report on Form 8-K as filed July 2, 2009 with the Securities and Exchange Commission.)

2.3	*	Assignment and Assumption Agreement, dated December 30, 2009, by and between Energy West, Incorporated and Energy, Inc.

2.4	*	Assignment and Assumption Agreement, dated December 30, 2009, by and between Energy West, Incorporated and Energy, Inc.

2.5	*	First Amendment to Agreement and Plan of Merger, dated as of January 5, 2010, by and among Richard M. Osborne, Trustee, Rebecca Howell, Stephen G. Rigo, Marty Whelan and Thomas J. Smith, Lightning Pipeline Co., Inc., Great Plains Natural Gas Company, and Brainard Gas Corp., Lightning Pipeline Acquisition Inc., Great Plains Acquisition Inc. and Brainard Acquisition Inc. and Energy, Inc.

2.6	*	First Amendment to Agreement and Plan of Merger, dated as of January 5, 2010, by and among Richard M. Osborne, Trustee, Great Plains Land Development Company, LTD. and GPL Acquisition LLC and Energy, Inc.
Related-Party Agreements
(Exhibits 10.1 through 10.19)

10.1	*	Asset Management Agreement, dated January 3, 2010, by and between Orwell Natural Gas Company and John D. Oil and Gas Marketing Company, LLC.

10.2	*	Asset Management Agreement, dated January 3, 2010, by and between

Exhibit Number		Description

Northeast Ohio Natural Gas and John D. Oil and Gas Marketing Company, LLC.

10.3	*	Appointment of Natural Gas Agent, dated January 3, 2010, by and between Northeast Ohio Natural Gas Company, Orwell Natural Gas Company, Brainard Gas Corporation and John D. Oil and Gas Marketing Company, LLC.

10.4		Demand Promissory Note, dated December 1, 2008, to Richard M. Osborne, Trustee from Lightning Pipeline Company, Inc. (Incorporated by reference to Exhibit 10.8 to Energy, Inc.’s current report on Form 8-K as filed July 2, 2009 with the Securities and Exchange Commission.)

10.5(a)	*	Amended and Restated Promissory Note, dated January 3, 2010, to Richard M. Osborne, Trustee from Lightning Pipeline Company, Inc.

10.5(b)	*	Demand Cognovit Note, dated August 6, 2008, to Richard M. Osborne from Brainard Gas Corp.

10.6		Gas Sales Agreement dated as of July 1, 2008 between John D. Oil & Gas Marketing Co., LLC, Northeast Ohio Natural Gas Corp., Orwell Natural Gas Company and Brainard Gas Corp., (Incorporated by reference to Exhibit 10.25 to the Registrant’s Annual Report on 10-K for the year ended June 30, 2008 as filed September 30, 2008 with the Securities and Exchange Commission.)

10.7		Electronic Metering Service and Operation Agreement, as of April 15, 2009, by and between Orwell Trumbull Pipeline, LTD. and Orwell Natural Gas Co. (Incorporated by reference to Exhibit 10.4 to Energy, Inc.’s current report on Form 8-K as filed July 2, 2009 with the Securities and Exchange Commission.)

10.8		Electronic Metering Service and Operation Agreement, as of April 15, 2009, by and between COBRA Pipeline Company, LTD. and Brainard Gas Corporation (Incorporated by reference to Exhibit 10.5 to Energy, Inc.’s current report on Form 8-K as filed July 2, 2009 with the Securities and Exchange Commission).

10.9		Electronic Metering Service and Operation Agreement, as of April 15, 2009, by and between COBRA Pipeline Company, LTD. and Northeast Ohio Natural Gas Corporation (Incorporated by reference to Exhibit 10.6 to Energy, Inc.’s current report on Form 8-K as filed July 2, 2009 with the Securities and Exchange Commission).

10.10		Electronic Metering Service and Operation Agreement, as of April 15, 2009, by and between COBRA Pipeline Company, LTD. and Orwell Natural Gas Co. (Incorporated by reference to Exhibit 10.7 to Energy, Inc.’s current report on Form 8-K as filed July 2, 2009 with the Securities and Exchange Commission).

10.11		Natural Gas Transportation Service Agreement dated as of July 1, 2008

Exhibit Number	Description

between Orwell-Trumbull Pipeline Co., LLC, Orwell Natural Gas Company and Brainard Gas Corp. (Filed as Exhibit 10.26 to the Registrant’s Annual Report on 10-K for the year ended June 30, 2008 as filed September 30, 2008 with the Securities and Exchange Commission and incorporated herein by reference.)

10.12	Transportation Service Agreement dated as of July 1, 2008 between Cobra Pipeline Co., Ltd., Northeast Ohio Natural Gas Company, Orwell Natural Gas Company and Brainard Gas Corp. (Filed as Exhibit 10.27 to the Registrant’s Annual Report on 10-K for the year ended June 30, 2008 as filed September 30, 2008 with the Securities and Exchange Commission and incorporated herein by reference.)

10.13	First Amendment dated July 1, 2008 to the Orwell-Trumbull Pipeline Co., LLC Operations Agreement between Orwell Natural Gas Company and Orwell-Trumbull Pipeline Co., LLC. (Filed as Exhibit 10.28 to the Registrant’s Annual Report on 10-K for the year ended June 30, 2008 as filed September 30, 2008 with the Securities and Exchange Commission and incorporated herein by reference.)

10.14	Orwell-Trumbull Pipeline Co., LLC Operations Agreement dated January 1, 2008 between Orwell Natural Gas Company and Orwell-Trumbull Pipeline Co., LLC (Incorporated herein by reference to Exhibit 10.29 to the Registrant’s Annual Report on 10-K for the year ended June 30, 2008 as filed September 30, 2008 with the Securities and Exchange Commission).

10.15	Triple Net Lease Agreement dated as of July 1, 2008 between Station Street Partners, LLC and Orwell Natural Gas Company. (Filed as Exhibit 10.30 to the Registrant’s Annual Report on 10-K for the year ended June 30, 2008 as filed September 30, 2008 with the Securities and Exchange Commission and incorporated herein by reference.)

10.17	Triple Net Lease Agreement dated as of July 1, 2008 between OsAir, Inc. and Orwell Natural Gas Company. (Filed as Exhibit 10.31 to the Registrant’s Annual Report on 10-K for the year ended June 30, 2008 as filed September 30, 2008 with the Securities and Exchange Commission and incorporated herein by reference.)

10.18	Triple Net Lease Agreement dated as of July 1, 2008 between Richard M. Osborne, Trustee and Orwell Natural Gas Company. (Filed as Exhibit 10.32 to the Registrant’s Annual Report on 10-K for the year ended June 30, 2008 as filed September 30, 2008 with the Securities and Exchange Commission and incorporated herein by reference.)

10.19	Triple Net Lease Agreement dated as of July 1, 2008 between OsAir, Inc. and Northeast Ohio Natural Gas Company. (Filed as Exhibit 10.33 to the Registrant’s Annual Report on 10-K for the year ended June 30, 2008 as filed September 30, 2008 with the Securities and Exchange Commission and incorporated herein by reference.)

Citizens Bank Agreements
(Exhibits 10.20 through 10.38)

Exhibit Number		Description

10.20	*	Credit Agreement, dated July 3, 2008, by and between Northeast Ohio Natural Gas Corp., as borrower and Citizens Bank, as lender.

10.21	*	Revolving Note, dated July 3, 2008, by Northeast Ohio Natural Gas Corp., as maker, to Citizens Bank, as holder.

10.22	*	Term Note, dated July 3, 2008, by Northeast Ohio Natural Gas Corp., as maker, to Citizens Bank, as holder.

10.23	*	Security Agreement, dated July 3, 2008, by Northeast Ohio Natural Gas Corp. in favor of Citizens Bank.

10.24	(a)*	Guaranty, dated July 3, 2008, by Great Plains Natural Gas Company in favor of Citizens Bank with respect to Northeast Ohio Natural Gas Corp. as borrower.

10.24	(b)*	Guaranty, dated July 3, 2008, by Richard M. Osborne, individually, in favor of Citizens Bank with respect to Northeast Ohio Natural Gas Corp. as borrower.

10.24	(c)*	Guaranty, dated July 3, 2008, by Richard M. Osborne, Trustee UTA January 13, 1995, in favor of Citizens Bank with respect to Northeast Ohio Natural Gas Corp. as borrower.

10.25	*	Credit Agreement, dated July 3, 2008, by and between Great Plains Natural Gas Company, as borrower, and Citizens Bank, as lender.

10.26	*	Term Note, dated July 3, 2008, by Great Plains Natural Gas Company, as maker, to Citizens Bank, as holder.

10.27	*	Security Agreement, dated July 3, 2008, by Great Plains Natural Gas Company in favor of Citizens Bank.

10.28	(a)*	Guaranty, dated July 3, 2008, by Richard M. Osborne, individually, in favor of Citizens Bank with respect to Great Plains Natural Gas Company as borrower.

10.28	(b)*	Guaranty, dated July 3, 2008, by Richard M. Osborne, Trustee UTA January 13, 1995, in favor of Citizens Bank with respect to Great Plains Natural Gas Company as borrower.

10.29	*	Credit Agreement, dated July 3, 2008, by and between Great Plains Land Development Co., LTD., as borrower and Citizens Bank, N.A., as lender.

10.30	*	Term Note, dated July 3, 2008, by Great Plains Land Development Co., LTD., as maker, to Citizens Bank, N.A. as holder.

10.31	*	Security Agreement, dated July 3, 2008, by Great Plains Land Development Co., LTD. in favor of Citizens Bank.

Exhibit Number		Description

10.32	(a)*	Guaranty, dated July 3, 2008, by Great Plains Natural Gas Company in favor of Citizens Bank with respect to Great Plains Land Development Co., LTD. as borrower.

10.32	(b)*	Guaranty, dated July 3, 2008, by Richard M. Osborne, individually, in favor of Citizens Bank with respect to Great Plains Land Development Co., LTD. as borrower.

10.32	(c)*	Guaranty, dated July 3, 2008, by Richard M. Osborne, Trustee UTA January 13, 1995, in favor of Citizens Bank with respect to Great Plains Land Development Co., LTD. as borrower.

10.33	*	Loan Modification Agreement, effective as of December 1, 2009, by and among Northeast Ohio Natural Gas Corp., as borrower, and Richard M. Osborne, individually, Richard M. Osborne, Trustee UTA January 13, 1995, and Great Plains Natural Gas Company, each as guarantors, and Citizens Bank.

10.34	*	Loan Modification Agreement, effective as of December 1, 2009, by and among Great Plains Natural Gas Company, as borrower, and Richard M. Osborne, individually and Richard M. Osborne, Trustee UTA January 13, 1995, each as guarantors, and Citizens Bank.

10.35	*	Loan Modification Agreement, effective as of December 1, 2009, by and among Great Plains Land Development Co., LTD., as borrower, and Richard M. Osborne, individually, Richard M. Osborne, Trustee UTA January 13, 1995, and Great Plains Natural Gas Company, each as guarantors, and Citizens Bank.

10.36	*	Guaranty, dated January 5, 2010, by Energy, Inc. in favor of Citizens Bank with respect to Northeast Ohio Natural Gas Corp. as borrower.

10.37	*	Guaranty, dated January 5, 2010, by Energy, Inc. in favor of Citizens Bank with respect to Great Plains Natural Gas Company as borrower.

10.38	*	Guaranty, dated January 5, 2010, by Energy, Inc. in favor of Citizens Bank with respect to Great Plains Land Development Co., LTD. as borrower.

Huntington National Bank Agreements (Exhibits 10.39 through 10.46)

10.39	*	Amended and Restated Loan Agreement, dated December 31, 2009, by and among Orwell Natural Gas Company, as borrower, and ONG Marketing, Inc., Lightning Pipeline Company, Inc., Lightning Pipeline Company II, Inc., and Richard M. Osborne, individually, as guarantors, and The Huntington National Bank, N.A., as lender.

10.40	*	Amended and Restated Security Agreement, dated December 31, 2009, by Orwell Natural Gas Company in favor of The Huntington National Bank, N.A.

Exhibit Number		Description

10.41	*	Note Modification Agreement (Line of Credit Note), dated December 31, 2009, by and between Orwell Natural Gas Company as borrower and The Huntington National Bank, N.A., as lender.

10.42	*	Note Modification Agreement (Term Note), dated December 31, 2009, by and between Orwell Natural Gas Company as borrower and The Huntington National Bank, N.A., as lender.

10.43	*	Amended and Restated Continuing Agreement of Guaranty and Suretyship, dated December 31, 2009, by ONG Marketing, Inc., Lightning Pipeline Company, Inc., Lightning Pipeline Company II, Inc., Richard M. Osborne, individually, as guarantors, in favor of The Huntington National Bank, N.A.

10.44	*	Form of Continuing Agreement of Guaranty and Suretyship, dated January ___, 2010, by Energy, Inc. in favor of The Huntington National Bank, N.A.

Miscellaneous

99.1	*	Press Release dated January 5, 2010

*   Filed herewith